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                                                                   Page 14 of 20


                                    EXHIBIT A

                             RICHEMONT FINANCE S.A.

                              POSITION WITH
NAME                             COMPANY                  OCCUPATION                      PRINCIPAL ADDRESS
----                             -------                  ----------                      -----------------
Kurt Nauer                      Director               Business Executive,            35 Boulevard Prince Henri
                                                       Richemont S.A                  L 1724 Luxembourg

Alan Grieve                     Director               Business Executive,            8, Blvd James Fazy
                                                       Compagnie Financiere           1201 Geneva
                                                       Richemont S.A.                 Switzerland

Yves Prussen                    Director               Attorney, Elvinger, Hoss &     2 Place Winston Churchill
                                                       Prussen                        BP 425
                                                                                      L 2014 Luxembourg

                             RICHEMONT HOLDINGS S.A.

                              POSITION WITH
NAME                             COMPANY                  OCCUPATION                      PRINCIPAL ADDRESS
----                             -------                  ----------                      -----------------
Alan Grieve                     Director               Business Executive,            8, Blvd James Fazy
                                                       Compagnie Financiere           1201 Geneva
                                                       Richemont S.A.                 Switzerland

Yves Prussen                    Director               Attorney, Elvinger, Hoss &     2 Place Winston Churchill
                                                       Prussen                        BP 425
                                                                                      L 2014 Luxembourg

Kurt Nauer                      Director               Business Executive,            35 Boulevard Prince Henri
                                                       Richemont S.A                  L 1724 Luxembourg

                                 RICHEMONT S.A.

                                  POSITION WITH
NAME                                 COMPANY                  OCCUPATION                      PRINCIPAL ADDRESS
----                                 -------                  ----------                      -----------------
Johann P. Rupert              Executive Chairman        Business Executive,               8, Blvd James Fazy
                                                        Compagnie Financiere              1201 Geneva
                                                        Richemont S.A.                    Switzerland

Jan du Plessis                Finance Director          Business Executive,               27 Knightsbridge
                                                        Richemont                         London SW1X 7YB
                                                        International Ltd                 England

Eloy Michotte                 Director                  Business Executive,               15 Hill Street
                                                        Richemont                         London W1X 7FB
                                                        International Ltd                 England

Frederick Mostert             Director                  Business Executive,               15 Hill Street
                                                        Attorney, Richemont               London W1X 7FB
                                                        International Ltd.                England

Callum Barton                 Director                  Business Executive,               2 East 52nd Street
                                                        Richemont North America Inc.      New York

Henry-John Belmont            Director                  Business Executive,               6, Blvd James Fazy
                                                        Richemont Intl SA                 1201 Geneva
                                                                                          Switzerland

Piet Beyers                   Director                  Business Executive, Remgro        Carpe Diem Office Park
                                                        Ltd.                              Techno Park
                                                                                          7600 Stellenbosch
                                                                                          South Africa

Simon Critchell               Director                  Business Executive, Alfred        27 Knightsbridge
                                                        Dunhill                           London SW1X 7FB
                                                                                          England

Franco Cologni                Director                  Business Executive, Cartier       51, rue Francois 1er
                                                        Intl SA                           75008 Paris
                                                                                          France

Dominique Jousse              Human                     Business Executive,               27 Knightsbridge
                              Resources                 Richemont Intl Ltd.               London SW1X 7YB
                                                                                          England

                                   POSITION WITH
NAME                                  COMPANY                 OCCUPATION                  PRINCIPAL ADDRESS
----                                  -------                 ----------                  -----------------
Albert Kaufmann                Corporate Counsel        Business Executive,              8, Blvd James Fazy
                                                        Richemont Intl SA                1201 Geneva
                                                                                         Switzerland

Richard Lepeu                  Director                 Business Executive,              8, Blvd James Fazy
                                                        Richemont Intl SA                1201 Geneva
                                                                                         Switzerland

Guy Leymarie                   Director                 Business Executive,              8, Blvd James Fazy
                                                        Richemont Intl SA                1201 Geneva
                                                                                         Switzerland

Alain Dominique Perrin         Chief                    Business Executive,              27 Knightsbridge
                               Executive                Richemont Intl (UK) Ltd          London SW1X 7YB
                                                                                         England

Norbert Platt                  Director                 Business Executive,              Hellgrundweg 100
                                                        Montblanc Deutschland GmbH       22525 Hamburg
                                                                                         Germany

Jan Rupert                     Director                 Business Executive,              8, Blvd James Fazy
                                                        Richemont Intl SA                1201 Geneva
                                                                                         Switzerland

                        COMPAGNIE FINANCIERE RICHEMONT AG

                                       POSITION WITH
NAME                                      COMPANY                   OCCUPATION                         PRINCIPAL ADDRESS
----                                      -------                   ----------                         -----------------
Johann P. Rupert                   Executive Chairman        Business Executive,               8, Blvd James Fazy
                                                             Compagnie Financiere              1201 Geneva
                                                             Richemont S.A.                    Switzerland

Jean-Paul Aeschimann               Director                  Attorney, Lenz & Staehelin        25 Grand Rue
                                                                                               1204 Geneva
                                                                                               Switzerland

Franco Cologni                     Director                  Business Executive, Cartier       51, rue Francois 1er
                                                             Intl SA                           75008 Paris
                                                                                               France

Jan du Plessis                     Finance Director          Business Executive,               27 Knightsbridge
                                                             Richemont                         London SW1X 7YB
                                                             International Ltd                 England

Joseph Kanoui                      Executive Director        Business Executive                33, quai Wilson
                                                                                               1201 Geneva
                                                                                               Switzerland

Yves-Andre Istel                   Director                  Vice Chairman                     1251 Avenue of the Americas
                                                             Rothschild Inc.                   51st Floor
                                                                                               New York, NY  10020

Lord Renwick                       Director                  Business Executive,               10 Aldermanbury
                                                             JP Morgan plc                     London EC2 7RF
                                                                                               England

Mr. L. Deschuyteneer               Director                  Business Executive,               Rue de Naples
                                                             JP Morgan plc                     B-2050 Brussels
                                                                                               Belgium

Lord Douro                         Director                  Business Executive,               27 Knightsbridge
                                                             Richemont Holdings (UK) Ltd       London SW1 7YB
                                                                                               England

Alan G. Quasha                     Director                  Business Executive,               720 Fifth Avenue
                                                             Quadrant Management, Inc.         9th Floor
                                                                                               New York, NY  10019

Ernst Verloop                      Director                  Retired                           Platalaan 17
                                                                                               3584 AH Utrecht
                                                                                               The Netherlands

                           COMPAGNIE FINANCIERE RUPERT

                                       POSITION WITH
NAME                                      COMPANY                 OCCUPATION                    PRINCIPAL ADDRESS
----                                      -------                 ----------                    -----------------
Johann P. Rupert                   Managing Partner          Business Executive,               8, Blvd James Fazy
                                                             Compagnie Financiere              1201 Geneva
                                                             Richemont S.A.                    Switzerland